                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                     Delaware Investments Arizona Municipal
                                Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                      Delaware Investments Colorado Insured
                           Municipal Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

               Delaware Investments Dividend and Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

           Delaware Investments Global Dividend and Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                      Delaware Investments Florida Insured
                              Municipal Income Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                    Delaware Investments Minnesota Municipal
                                Income Fund II, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------------------

               DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
           DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
            DELAWARE INVESTMENTS ARIZONA MUNICIPAL INCOME FUND, INC.
           DELAWARE INVESTMENTS COLORADO INSURED MUNICIPAL FUND, INC.
               DELAWARE INVESTMENTS FLORIDA INSURED MUNICIPAL FUND
             DELAWARE INVESTMENTS MINNESOTA MUNICIPAL FUND II, INC.
                   (each, a "Fund," and together, the "Funds")

                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103

                     SUPPLEMENT TO COMBINED PROXY STATEMENT
                              DATED AUGUST 1, 2006

            PATRICK P. COYNE EXPECTED TO BE RECOMMENDED AS SUBSTITUTE
             NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS/TRUSTEES

A Combined Proxy Statement dated July 10, 2006 (the "Proxy Statement") related to the Joint Annual Meeting of Shareholders (the "Meeting") of the above-referenced Funds was mailed to each Fund's shareholders on or about July 12, 2006. The sole proposal to be presented to shareholders at the Meeting is the election of the Board of Directors/Trustees (the "Board"). Subsequent to the mailing of the proxy materials, Jude T. Driscoll, a Director/Trustee and one of the nominees for election to the Board, resigned from the Board, effective August 1, 2006. As a result, Mr. Driscoll has withdrawn from the election described in the Proxy Statement.

At a regularly scheduled meeting on August 16, 2006, the Board's Nominating Committee is expected to recommend substituting Patrick P. Coyne for Mr. Driscoll as a nominee for election to the Board and, if Mr. Coyne is recommended by the Nominating Committee, the Board is expected to recommend Mr. Coyne as a substitute nominee for election to the Board. Mr. Coyne was elected President and CEO of the Funds on August 1, 2006. He is also President and CEO of all of the funds in the Delaware Investments(R) Family of Funds and President of Delaware Investments, the parent company of the Funds' investment manager. Mr. Coyne has worked at Delaware Investments for over 17 years.

As previously disclosed in the Proxy Statement, in the case of the withdrawal of a nominee for election, the power given by shareholders in the Proxy Card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the existing Board. Accordingly, if Mr. Coyne is recommended by the Board as a substitute nominee, the named proxies are expected to exercise their discretion to vote for Mr. Coyne at the Meeting.

If you have already voted your shares for the nominees listed in the proxy materials, your votes will be cast as indicated with respect to all the nominees except Mr. Driscoll. Votes received with respect to Mr. Driscoll will not be counted. You may revoke your proxy at any time before the Meeting: (i) by notifying Delaware Investments in writing at 2005 Market Street, Philadelphia, PA 19103; (ii) by submitting a later signed Proxy Card; or (iii) by voting your shares in person at the Meeting. You may request a new copy of the Proxy Statement or Proxy Card by calling 1-800-523-1918. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previous voting instructions.

Except as specifically supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement remains accurate and should be considered in casting your vote by proxy or at the Meeting.

THE DATE OF THIS SUPPLEMENT IS AUGUST 1, 2006